Exhibit 99.4
SASCO Series 2004-13
Aggregate Statement of Principal and Interest Distributions to
Certificateholders
for January 1, 2004 to December 31, 2004
Ending Principal
Class
Principal
Interest
Balance
R-1
0.00
0.00
0.00
1-A1
0.00
140,552.52
5,111,000.00
1-A2
283,189.93
1,095,157.46
39,665,810.07
1-A3
0.00
50,297.52
1,829,000.00
2-A1
33,057,363.53
11,705,980.44
382,514,636.47
B1
62,902.79
312,374.42
10,798,097.21
B2
20,965.65
104,115.21
3,599,034.35
B3
11,177.83
55,508.94
1,918,822.17
B4
9,782.05
48,577.52
1,679,217.95
B5
8,386.27
41,646.09
1,439,613.73
B6
4,219.41
20,953.56
724,318.59
R
100.00
0.46
0.00
E
0.00
0.00
0.00
P
0.00
35,393.41
0.00